UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Continental Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 IMPORTANT INFORMATION BELOW REGARDING THE UNITED CONTINENTAL HOLDINGS, INC. 2016 ANNUAL MEETING OF STOCKHOLDERS Important Notice Regarding the Availability of Proxy Materials for the United Continental Holdings, Inc. 2016 Annual Meeting of Stockholders to be Held on June 8, 2016 As permitted by the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2016 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and your admission ticket for the Annual Meeting are on the reverse side. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2015 Annual Report are available at: www.envisionreports.com/ual Follow the instructions below to view the materials and vote online or request a paper copy. Your admission ticket for the Annual Meeting and information regarding the items to be voted on are on the reverse side. Easy Online Access — A Convenient Way to View Proxy Materials and Vote by Internet When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/ual to view the proxy materials. Step 2: After you have viewed the materials, click on Cast Your Vote or Request Printed Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you wish to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 25, 2016 to facilitate timely delivery. + C O Y 02D2YB NNNNNNNNN Annual Meeting Notice & Admission Ticket1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. Admission Ticket 2016 Annual Meeting of Stockholders of United Continental Holdings, Inc. Wednesday, June 8, 2016 9:00 a.m., Central Time Willis Tower 233 S. Wacker Dr. Chicago, IL 60606 Doors will open for registration and admittance at 8:30 a.m., Central Time. Upon arrival, you must present this admission ticket and valid picture identification at the registration desk to be admitted to the Annual Meeting. Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all the nominees listed under Proposal 1, FOR Proposal 2 and FOR Proposal 3. 1. Election of Directors: Carolyn Corvi, Jane C. Garvey, Barnaby M. Harford, Walter Isaacson, James A. C. Kennedy, Robert A. Milton, Oscar Munoz, William R. Nuti, Edward L. Shapiro, Laurence E. Simmons, David J. Vitale and James M. Whitehurst 2. Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2016 3. Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers PLEASE NOTE: THIS IS NOT A PROXY. To vote your shares, you must access the proxy materials online at http://www.envisionreports.com/ual. Participants holding shares in the United Airlines 401(k) plans can also view the Notice to Plan Participants at this website. Once you have accessed the proxy materials, you can vote your shares or direct the trustee as to shares held in the United Airlines 401(k) plans via the Internet or telephone. You can also request to receive a set of proxy materials and a proxy card in the mail. In addition, registered stockholders can vote in person at the Annual Meeting by presenting this ticket. Participants in the United Airlines 401(k) plans are not eligible to vote in person at the Annual Meeting. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the Internet, telephone or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/ual. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for paper or email delivery of future meeting materials. Telephone – Call Computershare free of charge at 1-866-641-4276 using a touch tone telephone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send an email to investorvote@computershare.com with “Proxy Materials United Continental Holdings, Inc.” in the subject line. Include in the message your full name and address, plus the numbers located in the shaded bar on the reverse side, and state in the email that you want a paper copy of the current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 25, 2016. g g For directions to the Annual Meeting, please contact the Company’s corporate office at (872) 825-4000. 02D2YB